                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 8, 1997


                             PUROFLOW INCORPORATED
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             (Exact name of registrant as specified in its charter)



              DELAWARE                                       13-1947195
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    (State or other jurisdiction                          (I.R.S. Employer
          of incorporation                               identification No.)

                                    0-5622
                           ------------------------
                           (Commission File Number)

   16559 SATICOY STREET, VAN NUYS, CALIFORNIA                  91406-1739
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    (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:      (818) 756-1388


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        (Former name or former address, if changed since last report)


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ITEM 1    None

ITEM 2    None

ITEM 3    None

ITEM 4    None

ITEM 5 Registrant (Defendant and Cross-Complainant) and Reliable Metallurgical Processes Inc., (Plaintiff and Cross-Defendant) executed a stipulation for settlement of all outstanding cases on December 8, 1997 with the only outstanding issue that legal fees due Plaintiff be submitted to the Court for determination of the amount due Plaintiff with the right of the Defendant to challenge amount due. Adequate legal resources have been recorded on the books of the Registrant as of October 31, 1997.

ITEM 6    None

ITEM 7    None

ITEM 8    None



                                  SIGNATURE
                                  ---------

Pursuant to the requirements of Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           Puroflow Incorporated
                                           ---------------------------------
                                               Registrant


                                           By:  /s/  MICHAEL H. FIGOFF
                                                ----------------------------
                                                Michael H. Figoff
                                                President/CEO


Dated:  December 16, 1997